UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2023

PepperLime Health Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40915	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

548 Market Street, Suite 97425

San Francisco, California 94104

(Address of principal executive offices, including zip code)

(415) 263-9939

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PEPLU	The Nasdaq Stock Market LLC

Class A ordinary shares	PEPL	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PEPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 22, 2023 at 1:00 p.m. Pacific Time, PepperLime Health Acquisition Corporation (the “Company”) opened its extraordinary general meeting (the “EGM”) at which the shareholders voted as set forth below on the following proposals pursuant to the definitive proxy statement, filed by the Company with the Securities and Exchange Commission on August 9, 2023 and mailed by the Company to its shareholders on or about August 10, 2023 (the “Proxy Statement”).

As of July 14, 2023, the record date for the EGM, there were 5,496,921 ordinary shares outstanding and entitled to vote. At the EGM, there were 4,596,816 ordinary shares voted by proxy or in person, representing 83.63% of the total ordinary shares as of the record date, and constituting a quorum for the transaction of business. The final voting results for the sole matter submitted to a vote of the shareholders of PEPL at the EGM on August 22, 2023 are as follows:

The proposals listed below are described in more detail in the Proxy Statement.

The shareholders approved the Extension Proposal and the Conversion Proposal.

A summary of the voting results at the EGM is set forth below:

1.	Proposal No. 1 — The Extension Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,596,816	0	0	0

2.	Proposal No. 2 — The Conversion Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,596,816	0	0	0

Redemption of Ordinary Shares

An aggregate of 433,061 ordinary shares were tendered for redemption in connection with the EGM.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepperLime Health Acquisition Corporation

	By:	/s/ Ramzi Haidamus
		Name:	Ramzi Haidamus
		Title:	Chief Executive Officer

Dated: August 23, 2023